Exhibit 99.1

CSE: PSYG | OTCQB: PSYGFCorporate Presentation

Cautionary Statement

Private & Confidential

This Presentation (this "Presentation") does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. The information contained in this Presentation has been prepared for the exclusive use of the selected persons to whom it is addressed ("Recipients"), solely for the purpose of their own independent evaluation with respect to an investment (the "Proposed Investment") in connection with the proposed business combination (the "Proposed Transaction") between Newcourt Acquisition Corp ("Newcourt") and a subsidiary of Psyence, and for no other purpose. This Presentation is subject to updating, completion, revision, verification and further amendment. None of Newcourt, Psyence, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Neither this Presentation nor its delivery to any Recipient shall constitute an offer to sell, invitation or other solicitation of an offer to buy any securities pursuant to the Proposed Investment or otherwise, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Only the express provisions of any agreement, if and when it is executed, shall have any legal effect in connection with the Proposed Transaction between the parties thereto. This Presentation is not intended to form the basis of any investment decision. All information herein speaks only as of (1) the date of this Presentation, in the case of information about Psyence, or (2) the date of such information, in the case of information from persons other than Psyence.

Forward-Looking Statements

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning.

Forward-looking statements in this Presentation include statements regarding the future success of the partnership between Newcourt and Psyence, and the ability of the post-business combination company (the "Combined Company") to deliver its intended drug product to patients. These forward-looking statements are based on a number of assumptions, including the assumptions that the Combined Company will obtain all such regulatory and other approvals as may be required to pursue its clinical trials on the drug product referred to in this Presentation, the results of such clinical trials will be positive, and Psyence Biomed will be able to commercialize Filament Health Corp's natural psilocybin drug candidate, PEX010 (25 mg), as referred to in this Presentation. There are numerous risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, among others: the inability to complete the Proposed Transaction; the inability to recognize the anticipated benefits of the Proposed Transaction; demand for the Combined Company's securities being less than anticipated; fluctuations in the price of Newcourt's common shares, and Newcourt not raising the investment amount expected, or any funds at all. Actual results and future events could differ materially from those anticipated in such information. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as required by law, Newcourt and Psyence do not intend to update these forward-looking statements.

Newcourt makes no medical, treatment or health benefit claims about the Combined Company's proposed products. The efficacy of psilocybin, psilocybin analogues, or other psychedelic compounds or nutraceutical products remains the subject of ongoing research. There is no assurance that the use of psilocybin, psilocybin analogues, or other psychedelic compounds or nutraceuticals can diagnose, treat, cure or prevent any disease or condition. Vigorous scientific research and clinical trials are needed. Psyence Biomed has not conducted clinical trials for the use of its proposed products. Any references to quality, consistency, efficacy, and safety of potential products do not imply that Psyence Biomed or the Combined Company verified such in clinical trials or that the Combined Company will complete such trials. If the Combined Company cannot obtain the approvals or research necessary to commercialize its business, it may have a material adverse effect on the Combined Company's performance and operations.

Psyence™

CSE: PSYG | OTCQB: PSYGF

Corporate Presentation 1

Cautionary Statement

Private & Confidential

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Registration Statement referenced herein and other documents filed by Newcourt from time to time with the Securities and Exchange Commission ("SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and Newcourt and Psyence disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Psyence's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Industry and Market Data

This Presentation has been prepared by Psyence and includes market data and other statistical information from third-party sources. Although Psyence believes these third-party sources are reliable as of their respective dates, none of Newcourt, Psyence, or any of their respective affiliates has independently verified the accuracy or completeness of this information. Some data are also based on Psyence's good faith estimates, which are derived from both internal sources and the third-party sources described above. None of Newcourt, Psyence, their respective affiliates, nor their respective advisors, directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information. None of Newcourt, Psyence or their respective affiliates, advisors, directors, officers, employees, members, partners, shareholders or agents or the providers of any such third-party information or any other person are responsible for any errors or omissions therein (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Each of Newcourt, Psyence and their respective affiliates, advisors, directors, officers, employees, members, partners, shareholders and agents expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein.

Additional Information about the Business Combination and Where to Find It

A Registration Statement will be filed with the SEC, which will include a preliminary proxy statement / prospectus with respect to the Proposed Transaction. The definitive proxy statement / prospectus and other relevant documents will be mailed to shareholders of Newcourt as of a record date to be established for voting on the Business Combination. Shareholders of Newcourt and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus, the definitive proxy statement/ prospectus and amendments thereto because these documents will contain important information about Newcourt, Psyence and the Proposed Transaction. These documents, once available, and Newcourt's annual and other reports filed with the SEC can also be obtained, without charge, at the SEC's internet site (http://www.sec.gov).

Participants in the Solicitation

Newcourt, Psyence and their respective directors and executive officers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the Potential Transaction under the rules of the SEC. Information about the directors and executive officers of Newcourt is set forth in Newcourt's filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests will be set forth in the Registration Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Psyence currently has no registered, psilocybin-containing, commercial products and no products as depicted under Psyence Therapeutics are available for sale. Any renderings, depictions and graphic materials of such products contained in this presentation are conceptual only and are for the convenience of reference. These images should not be relied upon as representations, express or implied, of the final detail of the products. Psyence expressly reserves the right to make modifications, revisions, and changes it deems desirable in its sole and absolute discretion.

Psyence

CSE: PSYG | OTCQB: PSYGF   Corporate Presentation 2

Introducing the Leadership Teams

Proven Track Record in Innovation with Extensive Operating Experience

Psyence Biomed



Dr. Neil Maresky
CEO

- Former VP Scientific Affairs AstraZeneca Canada Inc
- 25+ years experience leading Research and Development for Big Pharma



Jody Aufrichtig
CO-FOUNDER, PRESIDENT AND EXECUTIVE CHAIRMAN

- Multiple award-winning entrepreneur and business builder creating substantial shareholder value in multiple industries



Warwick Corden-Lloyd
CHIEF FINANCIAL OFFICER

- Chartered Accountant and Certified Project Manager with over 20 years of experience in the UK, the USA, and South Africa



Dr. Clive Ward-Able
MEDICAL DIRECTOR

- 30+ years of experience as a physician and pharmacist
- Experienced in international therapeutic drug commercialization launching over 16 products



Alan Friedman
CAPITAL MARKET ADVISOR

- Capital Market Advisor, Bayline Capital Partners



Taryn Vos
GENERAL COUNSEL

- Corporate and legal attorney
- Previously Head of Legal for Canopy Growth Africa

NewCourt Acquisition Corp.



Marc Balkin
CHIEF EXECUTIVE OFFICER

- Partner, DiGame
- Former Partner, Hasso Plattner Ventures
- Served on investment committees of Enablis, First National Bank Vumela FutureMaker, Alithea IDF



Michael Jordaan
CHAIRMAN

- Former CEO of First National Bank
- Co-Founder and Chairman of Bank Zero
- Co-Founder of Rain Telco
- Investment Committee Chair of SA SME Fund



Dan Rogers
CHIEF FINANCIAL OFFICER

- CEO of FintechForce, Inc.
- Former CFO of Endpoint Clinical, Simplee, & Fifth Third Processing Solutions
- Former VP, Wells Fargo Merchant Services



Ryan Gilbert
ADVISOR

- Founder & General Partner, Launchpad Capital
- Chairman SmartBiz Loans, Director River City Bank & bKash
- CEO of FTAC Zeus and FTAC Parnassus and Former CEO of FTAC Olympus

Psyence™
CSE: PSYG | OTCQB: PSYGF
Corporate Presentation 3

Domain Experts in Partnership with Experienced SPAC Dealmakers

Leveraging FTAC Experience

FTAC Olympus Acquisition Corp. $750mm merged with Payoneer	FTAC Parnassus Acquisition Corp. $250mm SPAC	FTAC Zeus Acquisition Corp. $440mm SPAC	Locust Walk Acquisition Corp. $175mm BioTech SPAC merging with Effector

Psyence
CSE: PSYG | OTCQB: PSYGF
Corporate Presentation 4

5CSE: PSYG | OTCQB: PSYGF Corporate Presentation Acquisition Target Drug Development

6CSE: PSYG | OTCQB: PSYGF Corporate Presentation Executive Summary Licensed producer of natural psilocybinDrug DevelopmentNewcourtAcquisition Corp. and Psyence Therapeutics entered into a Business Combination Agreement on January 9th, 2023•Resulting cash in the Combined Company will be $20M:•Completion of Ph IIb•Open FDA IND•Initiate Ph III registrational studies•Begin Development of 2ndIndicationPsyence Therapeutics is a wholly owned subsidiary of PSYENCE (CSE:PSYG) •Focused on the development of natural psilocybin for the treatment of Adjustment Disorder in palliative care•Strong Management with extensive pharma drug development experience•Currently approved for Ph IIaclinical trials in UK•Key upcoming milestones:•Ph IIb clinical trial in Australia H1 2023, data read out Q1 2024•Pre-IND FDA meeting in planning for Q1 2023•EOP PhIIFDA meeting, IND application for Phase III H1 2024

7CSE: PSYG | OTCQB: PSYGF Corporate Presentation Psychedelics are making headlines: Market Disruptor

Psyence is changing the face of palliative care treatment



Naturally Derived
Plant based
Psilocybin

Filament Health

In Licensed IP Exclusive
to USA, EU, UK
9 Patents granted


10,000
compounds
250
compounds
5
compounds
Stage 2
Pre-clinical
development
Stage 3
Clinical development
Phases
Effect on body
Safety in humans

Accelerated
Outsourced drug
Development
PhIIb →PhIII

$10.4B USD

Size of
Palliative Care
Market 2030

2027

Forecasted Year of
commercialization of
Pallicybin**

**Source: Global Psychedelic Therapeutics Market (insightaceanalytic.com)*
*** Pallicybin – Psyence's proprietary Psilocybin*

Psyence
CSE: PSYG | OTCQB: PSYGF
Corporate Presentation 8

Psyence Stands Out Against Competitive Landscape


Market Cap (mm)
Pre-clinical
Phase I
Phase II
Phase III
Psyence
BRAXIA
Awakn
reunion NEUROSCIENCE
Small Pharma
Cybin
SEELOS THERAPEUTICS
MindMed
COMPASS
atai LIFE SCIENCES
8.6
4.4
8.9
16.8
23.3
63.9
84.7
100.9
331.7
447.9
Product Maturity

Commentary

- Psyence's core focus is on psilocybin-assisted psychotherapy for palliative care
- The global palliative care market is massive; projected to reach $28.6B in 2030[1]
- Most comparable companies are focused on different use cases and treatment methodologies
- Other providers of psychedelic-assisted treatment focus on unnatural products with more narrow use cases
- Psyence's first-mover advantage in the global palliative care market is driven by their proprietary plant-derived Natural Psilocybin product making Psyence the *only* company with material traction (having reached Phase II) with a natural product, providing significant differentiation

Source: FactSet, Public Filings, and Hannam & Partners Initiating Coverage Report
1. https://www.insightaceanalytic.com/report/global-psychedelic-therapeutics-market/1329

Psyence
CSE: PSYG | OTCQB: PSYGF
Corporate Presentation 9

Large Palliative Care Market with Robust CAGR

Global Palliative Care Market $28.6B
with 9.8% CAGR (2030)


Other
Disease
$18.2B
Cancer
$10.4B

Cancer = 37% of Total PC Market

Number of Cancer Patients Globally
21.7M (2030)


Number of cancer
patients globally
with distress 7.4M
NA & EU
2.25M

Partial Accessible Market

*Source: Global Psychedelic Therapeutics Market (insightaceanalytic.com)

Psyence™
CSE: PSYG | OTCQB: PSYGF
Corporate Presentation 10

Psychedelic-Assisted Psychotherapy (PAP)

The current standard of care in most uses of psychedelic medicines for the treatment of psychiatric indications includes the provision of a supportive therapeutic context before, during, and after drug administration.

Psyence will focus on the psychological distress of palliative care, an important but often ignored and/or poorly treated area.

Developing our own unique PAP module to be delivered in Palliative Care

- Introduction to therapist and process
- Intention setting
- Psychedelic session with therapist for 6-8 hours
- Integration session
- Integration session 2
- Ongoing psychotherapy or repeat psychedelic depending on response or relapse

Psilocybin Assisted Psychotherapy (usually 6-8 weeks in total)

**Brennan W and Belser AB (2022), Models of Psychedelic-Assisted Psychotherapy: A Contemporary Assessment and an Introduction to EMBARK, a Transdiagnostic,Trans-Drug Model. Front. Psychol. 13:866018. doi: 10.3389/fpsyg.2022.866018*

Psyence

CSE: PSYG | OTCQB: PSYGF

Corporate Presentation 11

UK Clinical Trial Phase IIa

Psyence's clinical trial program is focused on assessing the safety and efficacy of psilocybin-assisted psychotherapy for the treatment of adjustment disorder* due to an incurable cancer diagnosis versus psychotherapy alone. Our first clinical trial in the UK is pending MHRA approval. It is expected to commence in 2023. Our development strategy will include further studies including a pivotal study.

Overview

Trial lead: Dr. Emilio Arbe

Location: St. Pancras Hospital, London, plus one CRO site

Stage: Phase IIa (**MHRA approved**, expected to commence Q1, 2023)

Description: A randomized, parallel, placebo-controlled, phase IIa, clinical trial to assess the efficacy of psilocybin-assisted psychotherapy for the treatment of adjustment disorder* due to an incurable cancer diagnosis versus psychotherapy alone

Partner: Clerkenwell (CRO)

Product and Protocol

The study protocol has been approved by the MHRA, using Filament licensed product

Expert and other reviews of the full protocol and patient materials completed

Psilocybin mushrooms (psilocbybe cubensis) from our production facility in Southern Africa will be exported to our partner (Filament) in Canada

In parallel, we are also considering a higher purity formulation (98%) to be developed in the UK by pharma CROs

Milestones

May 2022 — *Protocol submitted to the MHRA in May 2022*

Sept 2022 — **Trial Approved 15th Sept** - First patients expected to be screened in Q1 2023

Q1 2023 — Patients will be randomized to either placebo or treatment in Q1

Medicines & Healthcare products Regulatory Agency

MHRA

** Adjustment disorder is under ICD-11 and it's a maladaptive reaction to an identifiable psychosocial stressor or multiple stressors that usually emerges within a month of the stressor.*

Psyence

CSE: PSYG | OTCQB: PSYGF

Corporate Presentation 12

Proposed Phase IIb Trial Format

A Phase IIb Randomized, Double-blind, Placebo-controlled, Study of the Effects of Psilocybin-assisted Psychotherapy on Adjustment Disorder in terminal cancer patients:

- Assess safety, efficacy and tolerability of PEX010 in subjects with Adjustment Disorder following terminal cancer diagnosis
- Confirm magnitude of effect size/ efficacy signal, SAEs, minimum effective dose, placebo effect, data for power analysis for phase 3

Number of Patients:
75

Number of Sites:
1 x Phase IIb Unit

Countries/Sites locations:
Australia
(Melbourne)

Drug Product / imp:
PEX-010
Botanical Psilocybin

** Adjustment disorder is under ICD-11 and it's a maladaptive reaction to an identifiable psychosocial stressor or multiple stressors that usually emerges within a month of the stressor.*

Psyence
CSE: PSYG | OTCQB: PSYGF
Corporate Presentation 13

14CSE: PSYG | OTCQB: PSYGF Corporate Presentation Updated Regulatory Pathway to Approval Phase IIB, to be conducted in Australia. H1 2023Commencing Q2 2023H1 2024H2 20241. Pre -IND2. Phase IIb 3. Open IND4. 2 x PivotalPhase IIIs(Can be run concurrently)

2023 – 2025 Psyence Therapeutics Strategic R&D Plan
Clinical Trial Phases


Pre-clinical
Observational
Phase I
Phase II
Phase III
Palliative Care – Phase IIa Treatment of Adjustment Disorder in Terminal Cancer Patients
(UK FPFV Q1 2023, FSR Q4 2023) 60 patient, placebo-controlled study at two sites in the UK
Palliative Care – Phase IIb Treatment of Adjustment Disorder in Terminal Cancer Patients*
(FPFV Q2 2023, FSR Q1 2024) 75 patient, placebo-controlled study, with dose finding arm
Palliative Care – Pivotal Study*
(CAN /US/UK/EU FPFV: Q3 2024, FSR Q1 2026) Design and size TBD depending on Phase 2 results/ Agency input
Pre-clinical Program in
Undisclosed New Indication
(Q4 2022)

** In Planning*
 # Details to be released after results known

FPFV= First Patient, First Visit
FSR= Final Study Report

Psyence
CSE: PSYG | OTCQB: PSYGF
Corporate Presentation 15

16CSE: PSYG | OTCQB: PSYGF Corporate Presentation Differentiated StrategyPsyence Target IndicationAdjustment Disorderassociated with Terminal Cancer DiagnosisAdjustment disorder is aserious condition affecting 40% of patients with a terminal diagnosis. Psychedelic Sector** •First mover in Palliative Care•Phase IIb Ready•Leading in Natural Psilocybin (Plant derived) vs Synthetic•Only Company in PhIIwith Natural•Entourage effect of Natural sustains efficacy**https://entheonation.com/blog/entourage-effect-magic-mushrooms/ **Psychedelics Drug Development Tracker -Psychedelic Alpha

17CSE: PSYG | OTCQB: PSYGF Corporate Presentation Psyence’sIntellectual Property within Drug developmentMay2022Q42022Q42022 Regulatory ProtectionData and Marketing Exclusivity:•First indication with Molecule will be granted protection from any generic entry for periods up to 10 years•Upon approval, US FDA grants NCE protection for 5 years•Upon approval, EU grants equivalent protection for up to 10 years Intellectual Property Protection•Licensing and Exclusivity of Patent Protected PEX 010 -9 granted patents •Psychedelic Assisted Therapy Module (PAPM). Proprietary psychedelic treatment modules for the delivery of Palliative Care Psychotherapy in conjunction with our Medication•University CollaborationsGenerating Unique genetic Psilocybin mushroom strains for development by Psyence

Transaction Overview

Transaction Highlights

Deal Structure
- Psyence Group shareholders are expected to retain a pro forma ownership of approximately 33% of the combined company before the effects of warrants and final redemptions at closing

Valuation
- Transaction implies $134M pro forma enterprise value
  - Implied pre-money equity value of $50M

Financing
- $15M SPAC cash in trust remaining after redemptions following the latest charter extension meeting
- $12M intended PIPE financing
- Closing condition, waivable by Psyence that, at closing, Psyence shall have at least $20M in proceeds (including proceeds from intended PIPE financing and/or additional financing transactions and funds remaining in the trust account after the satisfaction of redemptions and expenses)

Implied Sources & Uses

Sources	($M)
Psyence Rollover	$50
Cash in Trust	15
Proceeds from PIPE	12
Total	**$77**

Uses	($M)
Equity to Psyence	$50
Cash to Balance Sheet	20
Transaction Expenses	7
Total	**$77**

Pro Forma Valuation

PF Shares Outstanding (M)	15.4
Share Price ($)	$10.00
PF Equity Value ($M)	**$154**
(+) PF Debt ($M)	$0.0
(-) PF Cash ($M)	($20.0)
PF Enterprise Value ($M)	**$134**

Pro Forma Ownership

		Shares (M)	% Own.
1	Psyence Rollover Equity	5.0	32.5%
2	Public Shareholders	1.5	9.8%
3	PIPE Investors	1.2	7.8%
4	Sponsor Shares	3.5	23.0%
5	Sponsor Private Placement Shares	1.1	7.4%
6	Public Backstop Shares	3.0	19.5%



Pro Forma Ownership
1
2
3
4
5
6

Psyence™

Assumptions:
- *No cash or debt on balance sheet prior to transaction*
- *15.4 pro forma shares outstanding at $10.00 per common share*
- *Pro forma ownership does not include equity incentive plan*
- *Sponsor shares exclude 3M shares ("Public Backstop Shares") subject to forfeit or transfer to reduce any deferred underwriting fees, or to transfer to non-affiliate third party investors providing backstop financing, non-redemption agreements or other financial support in connection with the transaction*
- *Assumes $15M out of $250M cash in trust (94% redemptions in connection with the latest charter extension vote). Excludes interest earned in the trust.*
- *All charts and tables exclude warrants held by shareholders*

CSE: PSYG | OTCQB: PSYGF

Corporate Presentation 18

19CSE: PSYG | OTCQB: PSYGF Corporate Presentation Licensed producer of natural psilocybinDrug DevelopmentIn Summary•Psyence Therapeutics, developing natural psilocybin for the treatment of Adjustment Disorder in palliative care, is combining with NewcourtAcquisition Corp.•The two companies entered into a Business Combination Agreement on January 9th, 2023•Resulting entity will have $20M:•Completion of Ph IIb•Open FDA IND•Initiate Ph III registrational studies•Exploring 2nd key indication

Risk Factors Relating to Psyence's Business

The Company's operating and financial forecasts, which are subject to various known and unknown contingencies and factors outside of the Company's control, may not prove accurate and the Company may not achieve results consistent with management's expectations. The Company's limited operating history and financial results make the Company's future results, prospects and the risks the Company may encounter difficult to predict. The Company will require additional capital to support the growth of its business, which may not be available on terms acceptable to it, or at all. Because the Company will be initially focused on research and development, cultivation, and production of psilocybin mushrooms, the prospects for the Company's success will be dependent upon the future performance and market acceptance of the Company's intended facilities, products, processes and services. Unlike certain entities that have the resources to develop and explore numerous product lines or operate in multiple industries, the Company does not anticipate having the ability to immediately diversify or benefit from the possible spreading of risks or offsetting of losses. The Company operates in the psychedelic areas of the mushroom industry. Again, the prospects for the Company's success may become dependent upon the development or market acceptance of a very limited number of facilities, products, processes or services. There is no assurance as to whether the Company will become profitable or pay dividends. The Company has incurred and anticipates that it will continue to incur substantial expenses relating to the development and initial operations of its business. The payment and amount of any future dividends will depend upon, among other things, the Company's results of operations, cash flow, financial condition and operating and capital requirements. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividends. The Company is reliant on employees and third-party consultants to assist in investigating the process of developing and commercializing its psilocybin mushroom products. No assurance can be given that the results of these investigations will determine that manufacturing and distribution of its products will be feasible or commercially viable. A failure to obtain satisfactory results on these investigations could have a material adverse effect on the Company's business and may adversely affect the Company's ability to begin earning revenue. Psyence is subject to risks associated with operating internationally. Several factors, including legal and regulatory compliance and weakened economic conditions in any of the international jurisdictions in which the Company expects to do business or have projects, could adversely affect such expansion and growth. Additionally, the Company's entry into new international jurisdictions requires management attention and financial resources that would otherwise be spent on other parts of the business. Some of the countries in which the Company expects to sell products are to some degree subject to political, economic, and/or social instability. International business operations expose the Company to risks and expenses inherent in operating or selling products in foreign jurisdictions, and developing and emerging markets in particular, where these risks may be heightened. There is no guarantee that the Company's intended project implementation timelines will be met as anticipated, or at all. The failure to achieve these milestones and deliverables could negatively impact the Company's ability to raise additional funds required to fund its ongoing operations and research and development initiatives, ultimately impacting the financial viability of the Company. There is also no guarantee that the Company's research and development efforts will result in commercially viable products, suitable for registration with the necessary authorities. The current global uncertainty with respect to the resurgence of COVID-19 and its effect on the global economy, may have negative effects on the Company.

Risk Factors Related to the Proposed Transaction

The Proposed Transaction is subject to a number of conditions to closing including among others: obtaining Newcourt shareholder approval, Psyence Biomed, and, if necessary, Psyence shareholder approval of the Business Combination; the completion of regulatory review from the SEC and the Canadian Securities Exchange (the "CSE"); the filing effectiveness of the Registration Statement; obtaining required consents or approvals; and the resignation of certain Newcourt's directors and officers. The obligations of each of Newcourt, Psyence Biomed, and Psyence to consummate the Business Combination are also conditioned on, among other things, the accuracy of the representations and warranties as set forth by the other parties in the Business Combination Agreement (subject to certain materiality qualifications) and the performance by the other parties, in all material respects, of their obligations under the Business Combination Agreement required to be performed at or prior to the closing. In addition, consummation of the Business Combination is subject to the parties being satisfied with their due diligence of the other parties, any conditions that the CSE may impose, including, if required, Psyence shareholder approval, and is also predicated on the parties settling and executing a number of ancillary agreements, including an amended and restated Newcourt shareholder rights agreement, lock-up agreements with Newcourt SPAC Sponsor LLC (the "Sponsor"), a support agreement with the Sponsor, and a support agreement with certain Psyence shareholders.

Readers are therefore cautioned not to place undue reliance on such forward-looking statements. In addition, in considering any prior performance information contained in this presentation, readers should bear in mind that past results are not necessarily indicative of future results, and there can be no assurance that Psyence will achieve results comparable to those discussed in this presentation. This presentation speaks as of the date hereof and neither Psyence nor any affiliate or representative thereof assumes any obligation to provide any recipient of this presentation with subsequent revisions or updates to any historical or forward-looking information contained in this presentation to reflect the occurrence of events and/or changes in circumstances after the date hereof, except as may be required by law.

Psyence™

CSE: PSYG | OTCQB: PSYGF

Corporate Presentation 20